Exhibit 99.1
PRESS RELEASE
FIS REPORTS STRONG EARNINGS AND
RAISES FULL YEAR OUTLOOK
Second Quarter Adjusted EPS of $0.42, up 23.5%
Adjusted EBITDA margin of 25.3%, up 250 basis points
Free cash flow of $125 million
     Jacksonville, Fla. — July 28, 2009 — Fidelity National Information Services, Inc. (NYSE:FIS), a leading global provider of technology services to financial institutions, today reported financial results for the quarter ended June 30, 2009.
     Consolidated revenue of $834.8 million declined 4.0% in U.S. dollars and 0.4% in constant currency compared to $869.7 million in the second quarter of 2008. Non-GAAP adjusted net earnings increased 23.5% to $0.42 per share in U.S. dollars, compared to $0.34 in the prior year, and increased 26.5% in constant currency. The increase is due to improved operating performance across all major business lines and lower net interest expense. GAAP net earnings from continuing operations attributable to common stockholders totaled $59.6 million, or $0.31 per share, compared to $0.07 per share in the prior period. Free cash flow (cash from operations less capital expenditures) was $124.6 million compared with $86.0 million in the prior year quarter.
     “FIS reported another quarter of excellent growth in earnings, margin expansion and strong free cash flow. Our management team has done an excellent job navigating through the current difficult market conditions, and in further strengthening FIS’s position as a premier global organization,” stated William P. Foley, II, executive chairman. “Importantly, despite the difficult market environment, we remain highly focused on expanding customer relationships, and we continue to pursue growth opportunities that leverage our existing operations and drive long-term value for our shareholders.”
     “We are very pleased with our strong second quarter performance, which included a 250 basis point improvement in margin and once again, outstanding free cash flow. The strategic initiatives implemented over the last several quarters are producing tangible results, and we remain confident in our ability to continue to generate strong operating efficiencies and leverage,” added Lee A. Kennedy, president and chief executive officer. “Based on results to date and our outlook for the remainder of 2009, we are increasing our full year earnings outlook to $1.71 to $1.75 per share from our previous guidance of $1.60 to $1.66 per share.”

Supplemental Information
     Consolidated revenue in the second quarter of 2009 was $834.8 million, compared with $869.7 in the prior year quarter, a decrease of 4.0% in U.S. dollars. Excluding a $31.2 million unfavorable impact of foreign currency resulting from a strengthening of the U.S. dollar, consolidated revenue declined 0.4%.
•	Financial Solutions revenue declined 1.4% to $277.0 million compared to $280.8 million in the prior period, as increased demand for risk management and technology outsourcing services was offset by lower software license and professional services revenue.

•	Payment Solutions revenue declined 0.9% to $380.0 million compared to $383.4 million in the 2008 quarter, as growth in debit was offset by declines in item processing, credit card and retail check services.

•	International revenue declined 13.7% to $178.4 million in U.S. dollars, compared to $206.8 million in the prior year quarter. The decline was driven by the strengthening of the U.S. dollar and exceptionally strong revenue in the second quarter of 2008. International revenue increased 1.4% in constant currency, driven by 5.1% growth in payments. Financial solutions revenue declined 4.3% due to a reduction in license and professional services revenue related to significant new customer implementations in the second quarter of 2008.

Adjusted EBITDA increased 6.9% to $211.6 million in the second quarter of 2009 compared to $198.0 million in the 2008 quarter. The adjusted EBITDA margin improved 250 basis points to 25.3% compared to 22.8% in the prior-year quarter, driven by increased operating leverage and ongoing expense management across all operating segments.

•	Financial Solutions EBITDA increased 15.0% to $119.4 million, and the margin improved 610 basis points to 43.1% compared to 37.0% in the prior year.

•	Payment Solutions EBITDA increased 8.2% to $105.2 million, and the margin increased 230 basis points to 27.7%.

•	International EBITDA increased 29.4% to $29.5 million. Productivity improvements more than offset a decline in high margin software sales and a $6.5 million unfavorable currency impact. The EBITDA margin improved 550 basis points to 16.5% compared to 11.0% in the prior year.

The effective tax rate in the second quarter of 2009 was 34.5% compared to 32.0% in the second quarter of 2008.

Balance Sheet
     FIS had $227.9 million in cash and cash equivalents at June 30, 2009. The company repaid $168.4 million of debt during the second quarter, reducing total debt outstanding to $2.3 billion, of which $2.1 billion has been swapped to fixed interest rates. The effective interest rate was 5.5% as of June 30, 2009.
     Capital expenditures totaled $50.9 million in the quarter, compared to $52.0 million spent in the prior year.
Acquisition Update
     On April 1, 2009, FIS announced plans to acquire Metavante Technologies, Inc. (NYSE:MV). FIS expects to complete the transaction in the fourth quarter of 2009, subject to shareholder and regulatory approvals and the satisfaction of customary closing conditions.
2009 Outlook
     Based on FIS’s results in the first six months and the outlook for the remainder of the year, management expects to achieve adjusted net earnings of $1.71 to $1.75 per share in 2009, compared to the previous guidance of $1.60 to $1.66 per share. The company expects constant currency revenue to increase modestly in 2009 compared to 2008, and expects reported revenue to decline slightly compared to 2008. Free cash flow is expected to exceed the high end of management’s previous guidance of $410 million to $430 million. This guidance does not include Metavante’s operating results. FIS will update its fiscal 2009 guidance to include Metavante following the completion of the transaction.
Use of Non-GAAP Financial Information
     Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions, and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and amortization (EBITDA), adjusted net earnings, and free cash flow. Adjusted EBITDA excludes the impact of merger and acquisition and integration expenses, LPS spin-off related costs, certain stock compensation charges and certain other costs. Adjusted net earnings exclude the after-tax impact of merger and acquisition and integration expenses, LPS spin-off related costs, certain stock compensation charges, acquisition related amortization and certain other costs. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FIS’s non-GAAP measures may be calculated differently from similarly-titled measures of other companies. A reconciliation of these non-GAAP measures to related GAAP measures is included in the press release attachments.
Conference Call and Webcast
     FIS will host a call with investors and analysts to discuss second quarter 2009 results on Tuesday, July 28, 2009, beginning at 5:00 p.m. Eastern daylight time. To register for the live event and to access a supplemental slide presentation, go to the Investor Relations section at www.fidelityinfoservices.com and click on “Events and Multimedia.” A webcast replay will be available on FIS’ Investor Relations website, and a telephone replay will be available through August 11, 2009, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 106703. To access a PDF version of this release and accompanying financial tables, go to http://www.investor.fidelityinfoservices.com.
About Fidelity National Information Services, Inc.
     Fidelity National Information Services, Inc. (NYSE: FIS), a member of the S&P 500 Index, is a leading provider of core processing for financial institutions; card issuer and transaction processing services; and outsourcing services to financial institutions and retailers. FIS has processing and technology relationships with 40 of the top 50 global banks, including nine of the top 10 and was ranked the number one banking technology provider in the world by American Banker and the research firm Financial Insights in the 2008 FinTech 100 rankings. Headquartered in Jacksonville, Fla., FIS maintains a strong global presence, serving more than 14,000 financial institutions in more than 90 countries worldwide. For more information on Fidelity National Information Services, please visit www.fidelityinfoservices.com.
Forward-Looking Statements
     This press release contains forward-looking statements, including certain plans, expectations, goals and projections, and statements about FIS’s acquisition of Metavante, which are subject to numerous assumptions, risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. The risks and uncertainties that forward-looking statements are subject to include, without limitation: changes in general economic, business and political conditions, including changes in the financial markets; the effect of governmental regulations, including the possibility that there are unexpected delays in obtaining regulatory approvals; the failure to obtain required transaction approvals from FIS’s and Metavante’s shareholders; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries or due to financial failures suffered by firms in those industries; actions that may be taken by the competitors, customers and suppliers of FIS or Metavante that may cause the transaction to be delayed or not completed; failures to adapt our services to changes in technology or in the marketplace; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; competitive pressures on product pricing and services; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available at the time of the document. FIS assumes any obligation to update any forward-looking statement.
FIS-e
SOURCE: Fidelity National Information Services, Inc.
CONTACTS: Mary Waggoner, Senior Vice President, Investor Relations, 904-854-3282, mary.waggoner@fnis.com; Marcia Danzeisen, Senior Vice President, Marketing and Corporate Communications, 904-854-5083.
###

Fidelity National Information Services, Inc.
Earnings Release Supplemental Financial Information
July 28,2009
(Unaudited)

Exhibit A	Consolidated Statements of Earnings for the Three and Six Months ended June 30, 2009 and 2008

Exhibit B	Consolidated Balance Sheets as of June 30, 2009 and December 31, 2008

Exhibit C	Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2009 and 2008

Exhibit D	Supplemental Non-GAAP Financial Information for the Three and Six Months Ended June 30, 2009 and 2008

Exhibit E	Supplemental GAAP to Non-GAAP Reconciliation — Unaudited for the Three and Six Months Ended June 30, 2009 and 2008

Exhibit A
FIDELITY NATIONAL INFORMATION SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS — UNAUDITED
(In millions, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008

Processing and services revenues	$834.8	$869.7	$1,632.6	$1,700.0

Cost of revenues	602.7	674.0	1,199.9	1,322.7
Selling, general and administrative expenses	93.2	117.9	189.3	229.0
Research and development costs	21.5	19.9	44.1	39.2

Operating income	117.4	57.9	199.3	109.1

Other income (expense):
Interest income	0.5	1.5	1.3	4.3
Interest expense	(31.8)	(43.6)	(63.8)	(82.4)
Other income (expense)	5.5	1.3	6.7	0.1

Total other income (expense)	(25.8)	(40.8)	(55.8)	(78.0)

Earnings from continuing operations before income taxes	91.6	17.1	143.5	31.1
Provision for income taxes	31.6	3.3	49.5	6.6
Equity in losses of unconsolidated entities	—	(0.2)	—	(0.2)

Net earnings from continuing operations	60.0	13.6	94.0	24.3
(Loss) earnings from discontinued operations, net of tax	(0.4)	59.2	(1.7)	118.8

Net earnings	59.6	72.8	92.3	143.1
Net earnings attributable to noncontrolling interest	(0.4)	(0.9)	(0.1)	(0.7)

Net earnings attributable to FIS	$59.2	$71.9	$92.2	$142.4

Net earnings per share-basic from continuing operations attributable to FIS common stockholders *	$0.31	$0.07	$0.49	$0.13
Net earnings (loss) per share-basic from discontinued operations attributable to FIS common stockholders *	(0.00)	0.30	(0.01)	0.61

Net earnings per share-basic attributable to FIS common stockholders *	$0.31	$0.37	$0.48	$0.74

Weighted average shares outstanding-basic	190.3	192.5	190.2	193.5

Net earnings per share-diluted from continuing operations attributable to FIS common stockholders *	$0.31	$0.07	$0.49	$0.12
Net earnings (loss) per share-diluted from discontinued operations attributable to FIS common stockholders *	(0.00)	0.30	(0.01)	0.61

Net earnings per share-diluted attributable to FIS common stockholders *	$0.31	$0.37	$0.48	$0.73

Weighted average shares outstanding-diluted	192.7	194.4	192.2	195.5

Amounts attributable to FIS common stockholders:
Net earnings from continuing operations, net of tax	$59.6	$13.3	$93.9	$24.2
(Loss) earnings from discontinued operations, net of tax	(0.4)	58.6	(1.7)	118.2

Net earnings attributable to FIS common stockholders	$59.2	$71.9	$92.2	$142.4

*	Amounts may not sum due to rounding.

Exhibit B
FIDELITY NATIONAL INFORMATION SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In millions)

	As of	As of
	June 30,	December 31,
	2009	2008
	(Unaudited)

Assets
Current assets:
Cash and cash equivalents	$227.9	$220.9
Settlement deposits	38.0	31.4
Trade receivables, net	521.8	538.1
Settlement receivables	38.9	52.1
Other receivables	77.5	121.1
Receivable from FNF and LPS	11.4	10.1
Prepaid expenses and other current assets	98.9	115.1
Deferred income taxes	80.5	77.4

Total current assets	1,094.9	1,166.2

Property and equipment, net of accumulated depreciation and amortization	271.4	272.6
Goodwill	4,200.2	4,194.0
Other intangible assets, net of accumulated amortization	905.4	924.3
Computer software, net of accumulated amortization	640.5	617.0
Deferred contract costs	249.0	241.2
Long-term notes receivable from FNF	5.1	5.5
Other noncurrent assets	73.3	79.6

Total assets	$7,439.8	$7,500.4

Liabilities and Equity
Current liabilities:
Accounts payable and accrued liabilities	$458.1	$444.8
Settlement payables	81.6	83.3
Current portion of long-term debt	158.1	105.5
Deferred revenues	184.1	182.9

Total current liabilities	881.9	816.5

Deferred revenues	89.1	86.7
Deferred income taxes	331.2	332.7
Long-term debt, excluding current portion	2,134.0	2,409.0
Other long-term liabilities	115.3	158.5

Total liabilities	3,551.5	3,803.4

FIS stockholders’ equity:
Preferred stock $0.01 par value	—	—
Common stock $0.01 par value	2.0	2.0
Additional paid in capital	2,964.6	2,959.8
Retained earnings	1,149.2	1,076.1
Accumulated other comprehensive (loss) earnings	(15.7)	(102.3)
Treasury stock	(383.2)	(402.8)

Total FIS stockholders’ equity	3,716.9	3,532.8
Noncontrolling interest	171.4	164.2

Total equity	3,888.3	3,697.0

Total liabilities and equity	$7,439.8	$7,500.4

Exhibit C
FIDELITY NATIONAL INFORMATION SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS — UNAUDITED
(In millions)

	Six months ended June 30,
	2009	2008
Cash flows from operating activities:
Net earnings	$92.3	$143.1
Adjustment to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	184.1	244.5
Amortization of debt issue costs	1.7	2.9
Net gain on sale of non-strategic businesses	—	(1.0)
Stock-based compensation cost	18.3	42.2
Deferred income taxes	(31.8)	3.0
Income tax benefit from exercise of stock options	(0.1)	(0.9)
Equity in losses of unconsolidated entities	—	2.3
Changes in assets and liabilities, net of effects from acquisitions:
Net decrease (increase) in trade receivables	93.8	(58.2)
Net decrease (increase) in prepaid expenses and other assets	19.3	(6.7)
Net additions to deferred contract costs	(25.3)	(39.5)
Net increase in deferred revenue	2.5	15.7
Net decrease in accounts payable, accrued liabilities and other liabilities	(23.7)	(104.6)

Net cash provided by operating activities	331.1	242.8

Cash flows from investing activities:
Additions to property and equipment	(27.1)	(43.9)
Additions to capitalized software	(69.1)	(111.7)
Net proceeds from sale of company assets	—	33.5
Acquisitions, net of cash acquired	(3.8)	(17.4)
Other investing activities	—	(4.7)

Net cash used in investing activities	(100.0)	(144.2)

Cash flows from financing activities:
Borrowings	1,198.7	2,699.6
Debt service payments	(1,420.1)	(2,704.5)
Dividends paid	(19.1)	(19.3)
Income tax benefit from exercise of stock options	0.1	0.9
Stock options exercised	6.0	11.5
Treasury stock purchases	—	(236.2)

Net cash used in financing activities	(234.4)	(248.0)

Effect of foreign currency exchange rates on cash	10.3	1.1

Net increase (decrease) in cash and cash equivalents	7.0	(148.3)

Cash and cash equivalents, at beginning of period	220.9	355.3

Cash and cash equivalents, at end of period	$227.9	$207.0

Exhibit D
FIDELITY NATIONAL INFORMATION SERVICES, INC.
NON-GAAP FINANCIAL INFORMATION — UNAUDITED
(In millions)
1. Revenue, EBIT and EBITDA

	Three Months Ended June 30, 2009
	Financial	Payment		Corporate
	Solutions	Solutions	International	and Other	Consolidated

Revenue from Continuing Operations	$277.0	$380.0	$178.4	$(0.6)	$834.8

Operating Income	$90.7	$94.4	$14.9	$(82.6)	$117.4
M&A, Restructuring and Integration Costs	—	—	—	2.1	2.1

EBIT, as adjusted	$90.7	$94.4	$14.9	$(80.5)	$119.5

Depreciation and Amortization from Continuing Operations, as adjusted	28.7	10.8	14.6	38.0	92.1

EBITDA, as adjusted	$119.4	$105.2	$29.5	$(42.5)	$211.6

EBIT Margin, as adjusted	32.7%	24.8%	8.4%	N/M %	14.3%

EBITDA Margin, as adjusted	43.1%	27.7%	16.5%	N/M %	25.3%

	Three Months Ended June 30, 2008
	Financial	Payment		Corporate
	Solutions	Solutions	International	and Other		Consolidated

Revenue from Continuing Operations	$280.8	$383.4	$206.8	$(1.3)		$869.7

Operating Income	$77.9	$87.5	$7.6	$(115.1)		$57.9
M&A, Restructuring and Integration Costs	—	—	—	29.1		29.1
Corporate Costs Non — Disc. Ops	—	—	—	9.0		9.0
LPS Spin-off Costs	—	—	—	5.6		5.6

EBIT, as adjusted	$77.9	$87.5	$7.6	$(71.4)		$101.6

Depreciation and Amortization from Continuing Operations, as adjusted	25.9	9.7	15.2	45.6		96.4

EBITDA, as adjusted	$103.8	$97.2	$22.8	$(25.8)		$198.0

EBIT Margin, as adjusted	27.7%	22.8%	3.7%	N/M	%	11.7%

EBITDA Margin, as adjusted	37.0%	25.4%	11.0%	N/M	%	22.8%

Total Revenue Growth from Prior Year Period

Three Months Ended June 30, 2009	-1.4%	-0.9%	-13.7%	N/M	%	-4.0%

Three Months Ended June 30, 2008	13.5%	25.7%	44.3%	N/M	%	25.1%

Exhibit D
FIDELITY NATIONAL INFORMATION SERVICES, INC.
NON-GAAP FINANCIAL INFORMATION — UNAUDITED
(In millions)
1. Revenue, EBIT and EBITDA

	Six Months Ended June 30, 2009
	Financial	Payment		Corporate
	Solutions	Solutions	International	and Other	Consolidated

Revenue from Continuing Operations	$548.3	$744.7	$340.7	$(1.1)	$1,632.6

Operating Income	$164.3	$178.5	$25.1	$(168.6)	$199.3
M&A, Restructuring and Integration Costs	—	—	—	9.4	9.4

EBIT, as adjusted	$164.3	$178.5	$25.1	$(159.2)	$208.7

Depreciation and Amortization from Continuing Operations, as adjusted	57.1	21.9	27.8	77.3	184.1

EBITDA, as adjusted	$221.4	$200.4	$52.9	$(81.9)	$392.8

EBIT Margin, as adjusted	30.0%	24.0%	7.4%	N/M %	12.8%

EBITDA Margin, as adjusted	40.4%	26.9%	15.5%	N/M %	24.1%

	Six Months Ended June 30, 2008
	Financial	Payment		Corporate
	Solutions	Solutions	International	and Other		Consolidated

Revenue from Continuing Operations	$561.2	$756.7	$383.7	$(1.6)		$1,700.0

Operating Income	$147.4	$158.4	$19.8	$(216.5)		$109.1
M&A, Restructuring and Integration Costs	—	—	—	44.1		44.1
Corporate Costs Non — Disc. Ops	—	—	—	18.0		18.0
LPS Spin-off Costs	—	—	—	8.5		8.5

EBIT, as adjusted	$147.4	$158.4	$19.8	$(145.9)		$179.7

Depreciation and Amortization from Continuing Operations, as adjusted	61.5	24.2	28.6	84.0		198.3

EBITDA, as adjusted	$208.9	$182.6	$48.4	$(61.9)		$378.0

EBIT Margin, as adjusted	26.3%	20.9%	5.2%	N/M	%	10.6%

EBITDA Margin, as adjusted	37.2%	24.1%	12.6%	N/M	%	22.2%

Total Revenue Growth from Prior Year Period

Six Months Ended June 30, 2009	-2.3%	-1.6%	-11.2%	N/M	%	-4.0%

Six Months Ended June 30, 2008	16.7%	26.3%	36.3%	N/M	%	25.0%

Exhibit D
FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECONCILIATION OF PRO FORMA TO ADJUSTED PRO FORMA CASH FLOW MEASURES — UNAUDITED
(In millions)

	Three Months Ended June 30, 2009			Six Months Ended June 30, 2009
	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted
Cash flows from operating activities:
Net earnings (2)	$59.6	$1.0	$60.6	$92.3	$6.0	$98.3
Adjustments to reconcile net earnings to net cash provided by operating activities:
Non-cash adjustments	69.0	—	69.0	172.2	—	172.2
Working capital adjustments (3)	39.9	6.0	45.9	66.6	3.0	69.6

Net cash provided by operating activities	168.5	7.0	175.5	331.1	9.0	340.1
Capital expenditures	(50.9)	—	(50.9)	(96.2)	—	(96.2)

Net free cash flow	$117.6	$7.0	$124.6	$234.9	$9.0	$243.9

	Three Months Ended June 30, 2008			Six Months Ended June 30, 2008
	Pro forma (1)	Adj	Adj Pro forma	Pro forma (1)	Adj	Adj Pro forma
Cash flows from operating activities:
Net earnings (4)	$15.0	$29.0	$44.0	$31.0	$37.0	$68.0
Adjustments to reconcile net earnings to net cash provided by operating activities:
Non-cash adjustments	119.0	—	119.0	233.0	—	233.0
Working capital adjustments (3)	(43.0)	18.0	(25.0)	(145.0)	65.0	(80.0)

Net cash provided by operating activities	91.0	47.0	138.0	119.0	102.0	221.0
Capital expenditures	(52.0)	—	(52.0)	(130.0)	—	(130.0)

Net free cash flow	$39.0	$47.0	$86.0	$(11.0)	$102.0	$91.0

(1)	Pro forma cash flows are presented as if the LPS spin-off was completed on January 1, 2008 and represents FIS on a post-spin basis.

(2)	Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs.

(3)	Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of current accruals related to the announced acquisition of Metavante.

(4)	Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs, costs associated with the LPS spin-off, restructuring costs and the elimination of corporate costs attributable to LPS.

Exhibit E
FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in millions, except per share data)

	GAAP	M&A			Non-GAAP
	Three Months	Restructuring			Three Months
	Ended	And		Purchase	Ended
	June 30, 2009	Integration		Price	June 30, 2009
	(Unaudited)	Costs (1)	Subtotal	Amortization (4)	(Unaudited)
Processing and services revenue	$834.8	$—	$834.8	$—	$834.8
Cost of revenues	602.7	—	602.7	(29.2)	573.5

Gross profit	232.1	—	232.1	29.2	261.3

Selling, general and administrative	93.2	(2.1)	91.1	—	91.1
Research and development costs	21.5	—	21.5	—	21.5

Operating income	117.4	2.1	119.5	29.2	148.7

Other income (expense):
Interest income	0.5	—	0.5	—	0.5
Interest expense	(31.8)	—	(31.8)	—	(31.8)
Other income, net	5.5	—	5.5	—	5.5

Total other income (expense)	(25.8)	—	(25.8)	—	(25.8)

Earnings from continuing operations before income taxes,	91.6	2.1	93.7	29.2	122.9
Provision (benefit) for income taxes	31.6	0.7	32.3	10.1	42.4

Earnings from continuing operations	60.0	1.4	61.4	19.1	80.5
Loss from discontinued operations	(0.4)	—	(0.4)	—	(0.4)

Net earnings	59.6	1.4	61.0	19.1	80.1
Noncontrolling interest	(0.4)	—	(0.4)	—	(0.4)

Net earnings attributable to FIS	$59.2	$1.4	$60.6	$19.1	$79.7

Amounts attributable to FIS common stockholders
Net earnings from continuing operations, net of tax	$59.6	$1.4	$61.0	$19.1	$80.1
(Loss) earnings from discontinued operations, net of tax	(0.4)	—	(0.4)	—	(0.4)

Net earnings attributable to FIS common stockholders	$59.2	$1.4	$60.6	$19.1	$79.7

Net earnings per share — diluted from continuing operations attributable to FIS common stockholders*	$0.31	$0.01	$0.32	$0.10	$0.42

Weighted average shares outstanding — diluted	192.7	192.7	192.7	192.7	192.7

Supplemental Information:
Depreciation and amortization from continuing operations			$92.1	$(29.2)	$62.9

Stock compensation expense from continuing operations, excluding acceleration charges					$8.8
Stock acceleration charges					—

Total stock compensation expense from continuing operations					$8.8

*	Amounts may not sum due to rounding.

See accompanying notes.

Exhibit E
FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in millions, except per share data)

	GAAP	M&A			Non-GAAP
	Six Months	Restructuring			Six Months
	Ended	And		Purchase	Ended
	June 30, 2009	Integration		Price	June 30, 2009
	(Unaudited)	Costs (1)	Subtotal	Amortization (4)	(Unaudited)

Processing and services revenue	$1,632.6	$—	$1,632.6	$—	$1,632.6
Cost of revenues	1,199.9	—	1,199.9	(59.3)	1,140.6

Gross profit	432.7	—	432.7	59.3	492.0

Selling, general and administrative	189.3	(9.4)	179.9	—	179.9
Research and development costs	44.1	—	44.1	—	44.1

Operating income	199.3	9.4	208.7	59.3	268.0

Other income (expense):
Interest income	1.3	—	1.3	—	1.3
Interest expense	(63.8)	—	(63.8)	—	(63.8)
Other income, net	6.7	—	6.7	—	6.7

Total other income (expense)	(55.8)	—	(55.8)	—	(55.8)

Earnings from continuing operations before income taxes,	143.5	9.4	152.9	59.3	212.2
Provision (benefit) for income taxes	49.5	3.2	52.7	20.5	73.2

Earnings from continuing operations	94.0	6.2	100.2	38.8	139.0
Loss from discontinued operations	(1.7)	—	(1.7)	—	(1.7)

Net earnings	92.3	6.2	98.5	38.8	137.3
Noncontrolling interest	(0.1)	—	(0.1)	—	(0.1)

Net earnings attributable to FIS	$92.2	$6.2	$98.4	$38.8	$137.2

Amounts attributable to FIS common stockholders
Net earnings from continuing operations, net of tax	$93.9	$6.2	$100.1	$38.8	$138.9
(Loss) earnings from discontinued operations, net of tax	(1.7)	—	(1.7)	—	(1.7)

Net earnings attributable to FIS common stockholders	$92.2	$6.2	$98.4	$38.8	$137.2

Net earnings per share — diluted from continuing operations attributable to FIS common stockholders*	$0.49	$0.03	$0.52	$0.20	$0.72

Weighted average shares outstanding — diluted	192.2	192.2	192.2	192.2	192.2

Supplemental Information:

Depreciation and amortization from continuing operations			$184.1	$(59.3)	$124.8

Stock compensation expense from continuing operations, excluding acceleration charges					$18.3
Stock acceleration charges					—

Total stock compensation expense from continuing operations					$18.3

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit E
FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in millions, except per share data)

	GAAP	M&A					Non-GAAP
	Three Months	Restructuring	Corporate				Three Months
	Ended	And	Costs	LPS		Purchase	Ended
	June 30, 2008	Integration	Non-Disc	Spin		Price	June 30, 2008
	(Unaudited)	Costs	Ops	Costs	Subtotal	Amortization	(Unaudited)

Processing and services revenue	$869.7	$—	$—	$—	$869.7	$—	$869.7
Cost of revenues	674.0	(24.0)	—	—	650.0	(35.5)	614.5

Gross profit	195.7	24.0	—	—	219.7	35.5	255.2

Selling, general and administrative	117.9	(5.1)	(9.0)	(5.6)	98.2	—	98.2
Research and development costs	19.9	—	—	—	19.9	—	19.9

Operating income	57.9	29.1	9.0	5.6	101.6	35.5	137.1

Other income (expense):
Interest income	1.5	—	—	—	1.5	—	1.5
Interest expense	(43.6)	2.7	—	—	(40.9)	—	(40.9)
Other income, net	1.3	—	—	—	1.3	—	1.3

Total other income (expense)	(40.8)	2.7	—	—	(38.1)	—	(38.1)

Earnings before income taxes	17.1	31.8	9.0	5.6	63.5	35.5	99.0
Provision (benefit) for income taxes	3.3	11.3	2.7	2.0	19.3	12.4	31.7
Equity in earnings (losses) of unconsolidated entities	(0.2)	—	—	—	(0.2)	—	(0.2)

Earnings from continuing operations	13.6	20.5	6.3	3.6	44.0	23.1	67.1
Earnings from discontinued operations	59.2	—	—	—	59.2	—	59.2

Net earnings	72.8	20.5	6.3	3.6	103.2	23.1	126.3
Noncontrolling interest	(0.9)	—	—	—	(0.9)	—	(0.9)

Net earnings attributable to FIS	$71.9	$20.5	$6.3	$3.6	$102.3	$23.1	$125.4

Amounts attributable to FIS common stockholders
Net earnings from continuing operations, net of tax	$13.3	$20.5	$6.3	$3.6	$43.7	$23.1	$66.8
(Loss) earnings from discontinued operations, net of tax	58.6	—	—	—	58.6	—	58.6

Net earnings attributable to FIS common stockholders	$71.9	$20.5	$6.3	$3.6	$102.3	$23.1	$125.4

Net earnings per share — diluted from continuing operations attributable to FIS common stockholders*	$0.07	$0.11	$0.03	$0.02	$0.22	$0.12	$0.34

Weighted average shares outstanding — diluted	194.4	194.4	194.4	194.4	194.4	194.4	194.4

Supplemental Information:

Depreciation and amortization from continuing operations					$96.4	$(35.5)	$60.9

Stock compensation expense from continuing operations, excluding acceleration charges							$8.6
Stock acceleration charges							2.5

Total stock compensation expense from continuing operations							$11.1

*	Amounts may not sum due to rounding.
See accompanying notes.

Exhibit E
FIDELITY NATIONAL INFORMATION SERVICES, INC.
GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(in millions, except per share data)

	GAAP	M&A					Non-GAAP
	Six Months	Restructuring	Corporate				Six Months
	Ended	And	Costs	LPS		Purchase	Ended
	June 30, 2008	Integration	Non-Disc	Spin		Price	June 30, 2008
	(Unaudited)	Costs	Ops	Costs	Subtotal	Amortization	(Unaudited)

Processing and services revenue	$1,700.0	$—	$—	$—	$1,700.0	$—	$1,700.0
Cost of revenues	1,322.7	(24.0)	—	—	1,298.7	(72.0)	1,226.7

Gross profit	377.3	24.0	—	—	401.3	72.0	473.3

Selling, general and administrative	229.0	(20.1)	(18.0)	(8.5)	182.4	—	182.4
Research and development costs	39.2	—	—	—	39.2	—	39.2

Operating income	109.1	44.1	18.0	8.5	179.7	72.0	251.7

Other income (expense):
Interest income	4.3	—	—	—	4.3	—	4.3
Interest expense	(82.4)	2.7	—	—	(79.7)	—	(79.7)
Other income, net	0.1	—	—	—	0.1	—	0.1

Total other income (expense)	(78.0)	2.7	—	—	(75.3)	—	(75.3)

Earnings before income taxes	31.1	46.8	18.0	8.5	104.4	72.0	176.4
Provision (benefit) for income taxes	6.6	16.8	5.5	3.1	32.0	25.3	57.3
Equity in earnings (losses) of unconsolidated entities	(0.2)	—	—	—	(0.2)	—	(0.2)

Earnings from continuing operations	24.3	30.0	12.5	5.4	72.2	46.7	118.9
Earnings from discontinued operations	118.8	—	—	—	118.8	—	118.8

Net earnings	143.1	30.0	12.5	5.4	191.0	46.7	237.7
Noncontrolling interest	(0.7)	—	—	—	(0.7)	—	(0.7)

Net earnings attributable to FIS	$142.4	$30.0	$12.5	$5.4	$190.3	$46.7	$237.0

Amounts attributable to FIS common stockholders
Net earnings from continuing operations, net of tax	$24.2	$30.0	$12.5	$5.4	$72.1	$46.7	$118.8
(Loss) earnings from discontinued operations, net of tax	118.2	—	—	—	118.2	—	118.2

Net earnings attributable to FIS common stockholders	$142.4	$30.0	$12.5	$5.4	$190.3	$46.7	$237.0

Net earnings per share — diluted from continuing operations attributable to FIS common stockholders*	$0.12	$0.15	$0.06	$0.03	$0.37	$0.24	$0.61

Weighted average shares outstanding — diluted	195.5	195.5	195.5	195.5	195.5	195.5	195.5

Supplemental Information:

Depreciation and amortization from continuing operations					$198.3	$(72.0)	$126.3

Stock compensation expense from continuing operations, excluding acceleration charges							$16.4
Stock acceleration charges							16.7

Total stock compensation expense from continuing operations							$33.1

*	Amounts may not sum due to rounding.
See accompanying notes.

Notes to Unaudited — Supplemental GAAP to Non-GAAP Reconciliation for the Three-Month and Six-Month Periods ended June 30, 2009 and 2008
The adjustments are as follows:
(1)	This column represents charges for restructuring and integration costs relating to merger and acquisition activities. For the three and six months ended June 30, 2009, the amounts represent incremental transaction costs incurred by the Company related to the previously announced acquisition of Metavante Technologies, Inc.

(2)	This column represents corporate costs attributable to LPS as previously reported in our investor package furnished on form 8-K on May 28, 2008. These amounts are not allocable to discontinued operations under U.S. Generally Accepted Accounting Principles.

(3)	This column represents incremental transaction costs incurred by the Company directly related to the LPS spin-off.

(4)	This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions.